Exhibit 99.1

Polaris Industries Inc. Deutsche Bank Growth Conference Naples, Florida February 11, 2009

Consistent Financial Performance Dollars (in millions) Net Income Per Share from Continuing Operations 1999-2008 $2.50 to $3.00 Down 29% to 14% Sales from Continuing Operations 1999-2008 Down 15% to 23% * A reconciliation of the Company's calculation of cash flow provided to the most directly comparable cash flow measure, as required by Regulation G, appears in the appendix of this presentation. Per Diluted Share 1993 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 0.41 0.5 0.46 0.42 0.41 0.38 0.38 0.37 0.41 0.66 0.76 Return on Shareholders' Equity from Continuing Operations 1999-2008 - Industry-Leading 1993 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 59 120 130 151 177 179 202 211 178 189 198 Before Changes in Current Operating Items and Deferred Taxes Cash Flow from Continuing Operations* 1999-2008 Dollars (in millions)

1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 East 61 62 53 52 59 89 90 53 64 77 50 West 10 North 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 East 14 40 38 52 40 49 76 73 67 132 308 103 107 West 38.6 34.6 31.6 North 46.9 45 43.9 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 0.4 0.44 0.5 0.56 0.62 0.92 1.12 1.24 1.36 1.52 1.56 West North 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 East 1 3 2.2 3 2.4 2.2 2.4 2.4 1.4 2.4 6.9 1.9 2.5 West 38.6 34.6 31.6 North 46.9 45 43.9 Consistent Financial Performance: Cash Flow Used to Fund... Capital Investments for Continuing Operations Shares Repurchased Cumulatively the Company has repurchased 33.7 million of 37.5 million authorized at an average price of $32.66 per share thru 12/31/08 Dividends (Per Share) In Millions Shares repurchased $ In Millions $50 - $60 Cash spent +3% Guidance Guidance

ORV Snow Victory PG&A Sales 1780 1780 1891.2 1897.6 1897.6 1948.3 111.2 26 19.6 50.581 2007 $1,780.0 +9% +15% -17% +17% 2008 $1,948.3 2007 Total Company 2008 Total Company 2008 Full Year Sales Geographic Sales % Change in Total Company Sales United States Canada Other Foreign Countries Sales 1371 273 304.2 0 Volume Product Mix & Price Currency Total Canada +18% $273.0 Total Company Sales Sales by Product line ORV Snowmobiles Victory PG&A Sales 1305.8 205.3 93.6 343.6 0 -2% +11% 0% +9% United States +6% $1,371.1 Int'l +18% $304.2 ORV +9% $1,305.8 Snow +15% $205.3 PG&A +17% $343.6 Victory $93.6 -17% ($ in millions) ORV (Off-Road Vehicles) = ATV & SxS Combined

07 Net Margin 07 Net Margin Gross Profit Financial Services Interest Expense Non-Operating Incom Income Taxes Sales 0.063 0.063 0.071 0.056 0.056 0.057 0.057 0.06 0.008 0.001 0.015 0.004 0.003 0.002 2008 Full Year Earnings Gross profit margins improved 80 basis points Financial Services income decreased $24.1 million Net margin expansion - focal point for 2009 and beyond Net Income as a Percent of Sales* Net Income* 2007 2008 Sales 112.6 117.4 0 $112.6 $117.4 +4% * From continuing operations. Gross Margin Op Expense Financial Services Interest Expense Non-Op Income Income Taxes 6.3% 6.0% 2007 2008

North American Retail Sales - 2008 ATVs, Side by sides, Motorcycle and Snowmobiles, combined North American retail sales deteriorated throughout Q4 International also declined in Q4 Polaris gained market share in all businesses in 2008 for 2nd year in row Industry Polaris Industry Polaris Industry Polaris Sales -0.13 -0.06 0 -0.25 -0.19 0 -0.16 -0.09 0 % change from prior year First nine months ended September 30 Fourth quarter Full Year Industry Polaris Note: Side-by-side industry retail sales are Polaris estimates -16% -9% -25% -19% -11% -6% Units

North American Dealer Inventory All Products Dealer inventory down 7% at year-end 2008; not enough Core ATVs and motorcycles require further reductions MVP key to sustainable reductions 2009 dealer inventory levels are expected to significantly decline once again

2008 Summary Highlights: Record sales and EPS Sales up 9% EPS up 13% Share gains in every business International operations grew 18% Industry leading new products Sportsman XP; RZR S; RANGER HD; 800 Assault/Dragon Operational Excellence delivered Improved quality • Increased speed to market • MVP Dealer inventories declined by 7% Gross profit margin expansion of 80 bpts Disappointments: Q4 retail sales decline; Victory below expectations Credit environment was tough Finance income down $24M Retail credit availability concerns Factory inventory too high Share price declined

2009 Full Year Guidance Product Line Sales Off Road Vehicles (ORV) Down 17% to 25% Snowmobiles Down 10% to 20% Victory Motorcycles Down 25% to 40% PG&A Down 9% to 13% Total Company Sales Down 15% to 23% Gross Margins Up to 130 bpts improvement Operating expenses Down significantly in dollars but up as a percent of sales Income Taxes In the range of 34.0% to 34.5% of pretax income EPS, Diluted from continuing operations $2.50 - $3.00 (-29% to -14%)

Gross Profit Margin Percentage Trends Flexible variable cost structure and timely execution drives gross margin expansion

Off-Road Vehicle Division $1.195B $1.306B -17% to -25% -20% to -35% Polaris Revenue ($000's) -22% N.A. Off-Road Vehicle Industry +9% 67% of Total Polaris Sales #1 Market Share in ORV in N.A. & Europe New Sportsman XP & Ranger selling well Consolidated into ORV Division Improve cost synergies & market effectiveness Weak N.A. core ATV industry (-26%) in 2008, but side-by-side industry actually grew again (+4%) Guidance Note: Side-by-side industry retail sales are Polaris estimates Projection

ATV Unit Sales by Product Category Side-by-side U.S. "Core" ATVs Military Int'l Canada 0.34 0.39 0.01 0.16 0.1 U.S. "Core" ATVs International Military Canada Side-by-Side ATV Contribution (Gross Profit $) by Category Side-by-side U.S. "Core" ATVs Military Int'l Canada 0.61 0.13 0.02 0.14 0.1 U.S. "Core" ATVs International Military Canada Side-by-Side Side-by-side U.S. "Core" ATVs Military Int'l Canada 0.09 0.74 0 0.1 0.07 U.S. "Core" ATVs International Canada Side-by-Side Side-by-side U.S. "Core" ATVs Military Int'l Canada 0.17 0.6 0 0.13 0.1 U.S. "Core" ATVs International Canada Side-by-Side 2 0 0 8 2 0 0 4 Less dependent on Core ATV profitability Successfully Diversified Polaris' ATV Business into Segments with Higher Growth and Profitability Maintain Momentum in Off-Road Vehicle Division

Snowmobile Division $179M $205M -10% to -20% Polaris Revenue ($000's) -20% N.A. Snowmobile Industry +15% 10% of Total Polaris Sales Gained Share in 2008; #2 Significant Quality Improvement +20% Launched RUSH in 2009 Industries only progressive rate rear suspension Good snow conditions throughout NA Dealer Inventory down 4% STD For season ended March 31 Guidance +4% -11% -9% -7%

Victory Division $113M -25% to -40% -15% to -25% Polaris Revenue ($000's) -9% N.A. Motorcycle Industry 1400cc+ -17% $94M 5% of Total Polaris Sales Industry leader in ownership satisfaction Gained share for 5th year in a row Aggressive supply reduction to improve dealer business model Global expansion - Australia, Germany Focused on "retail acceleration" + share -4% +6% +4% Retail 0% to -10% Guidance Projection

PG&A Division $293M +17% $344M -9% to -13% Polaris Revenue ($000's) 18% of Total Polaris Sales Sales growth in all businesses; record sales Highest margin business Innovation continues: 260 new accessories in 2008 Expect to outperform WG sales in 2009 2008 PG&A Revenue by Business Unit Guidance

Europe ME/Africa Latin America Asia Aus/NZ East 210 43 20 3 28 International Division ORV Victory Snow PGA East 209 8 36 50 Polaris Revenue ($000's) +18% $304M -10% to -20% 2008 Revenue by Geography 2008 Revenue by Business Unit 16% of Total Polaris Sales #1 market share in ORV for Europe & gaining share Europe markets weak in 2008; expect same in 2009 Gaining share in Snow in 2008 Increased direct presence - 50% in 2008 Victory global expansion - Australia, Germany New structure focused on global expansion and EMEA Guidance $258M

Adjacencies



Polaris Defense Revenues
+50% to 100%
+42%
2007
2008
2009
Guidance



- Military:
  - New customer penetration
  - Global expansion / after sale support
  - Expanded business development resources
- Expecting to announce 2 new adjacencies in 2009
  - Outside powersports
  - On road / outside powersports
- Additional organic opportunities in pipeline
- Focus:
  - Global
  - Outside powersports
  - On road

16

2006 2007 2008 2009 East 21 23 28 28 West 3 North Operational Excellence 2006 2007 2008 2009 East 1948 1452 1239 1175 West 3 North 21.7% 22.1% 22.9% Cost - Gross Profit Margin Expansion Supply chain lead time reduction of 50% New product development cycle time reduced by 37% MVP go to market dealer business model Lean expansion NPS improved in 3 of 4; industry leading in Victory & SxS Speed to Market Quality - Net Promoter Score (NPS) Up to +130 bpts -25% -15% 36% faster than '06 -5% Goals Guidance

Financial Services Income 2008 wholesale credit income $13.2 million, down 5% 2008 retail credit income $5.7 million, down 80% 2008 other activities income $2.3 million, down 29% Sheffield Financial added in February 2009 as additional retail credit alternative 2007 2008 2009 Retail Financing 28.167 5.703 1.7 Wholesale Credit 13.924 13.224 9.5 Other Activities 3.194 2.278 1 2007 2008 2007 2008 Q4 2008 Q4 2008 Sales 0.46 0.53 0 0.38 0.39 0 0.51 0.31 0 Financial Services Income by category Retail Portfolio - HSBC and GE combined Penetration Rate Approval rate 46% Q4 2008 53% 38% 39% 51% 31% $45.3 $21.2 $ in millions Remains acceptable Down about 50% primarily due to no HSBC income in 2009 Guidance

Balance Sheet and Liquidity Profile $ In millions (except per share data) 2008 Actual 2009 Guidance Total Debt at Year-end $200.0 Approximately flat Net Debt at Year-end (debt less cash balances) $172.9 Improving Credit Facility (expires December 2011) $450.0 $450 Average debt outstanding $283.0 Similar Maximum debt outstanding $345.0 Similar Capital Expenditures $76.6 $50 to $60 Depreciation and amortization $66.1 $60 to $65 Cash Provided by Continuing Operations $176.2 Expected to decrease approximately in line with net income Stock buyback $107.2 (2.5 million shares) Much more modest share repurchase activity to approximate benefit plan share issuances Dividend $1.52 per share $1.56 per share (+3%)

First Quarter 2009 Guidance Industry retail sales demand trends are expected to decline at least double-digits throughout 2009, and worse in first half First quarter 2008 included a $0.06 EPS benefit from retail credit income received from HSBC Q1 2009 will include severance costs for workforce reduction Total Company Sales (in millions) Diluted EPS* (in millions) 2008 2009 Sales 388.7 292 18.6 $388.7 Down 20% to 25% Actual Guidance 2008 2009 Sales 0.55 0.15 0.1 $0.55 $0.15 to $0.25 Down 73% to 55% Actual Guidance * From continuing operations.

Ready for 2009 Aligned Strategy & Structure Off-Road Vehicle Division International Team Adjacencies Attacked Costs Workforce reductions announced - 460 Operating Expense reductions > $10M Manufacturing/Production costs reduced with volume Accelerated Operational Excellence Speed / Factory Adjustments Q4 2008 production cuts Productivity +8% Value Engineering > $10M Focused on Dealers / Customers Product Innovation Rush, RZR 170, Much more Process Innovation MVP / Victory Go-to Market Prepared for a Tough Year Sales -15% to -23% Contingency Plans in place

Polaris 5-Year Strategic Objectives Best in Powersports PLUS 5-8% organic growth Growth through Adjacencies $100 - 300M growth Global Market Leadership >25% of Polaris Revenue Operations is a Competitive Advantage Op Ex drives >200bpts Operating Margin improvement Strong Financial Performance Sustainable, Profitable Growth A Great Future for All Stakeholders

Appendix Our presentation and responses to your questions may contain certain statements which may be considered forward looking for the purposes of the Private Securities Litigation Reform Act of 1995. We caution you that actual results could differ materially from those projected in a forward looking statement which by their nature involve risk that results may differ from those anticipated. Additional information concerning the factors that could cause results to differ materially from those anticipated may be found in Polaris' annual report, 10-K, 8-K, 10-Q and form S-3 registration statements. Regulation G Reconciliation Private Securities Litigation Reform Act of 1995 - Polaris Industries Inc. Disclosure Litigation Statement

Polaris Industries Inc. Thank you. Q & A